                                  EXHIBIT 99.1

            Monthly Operating Report for the Month of February 1998,
                as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

GOLDBERG, STINNETT, MEYERS & DAVIS
A PROFESSIONAL CORPORATION
MERLE C. MEYERS, ESQ. #66849
KATHERINE D. RAY, ESQ. #121002
KENNETH G. DEJARNETTE, ESQ. #168074
44 MONTGOMERY STREET, SUITE 2900
SAN FRANCISCO, CALIFORNIA 94104
TELEPHONE: (415) 362-5043

COUNSEL FOR DEBTOR-IN-POSSESSION


                     IN THE UNITED STATES BANKRUPTCY COURT

                    FOR THE NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION


IN RE                                  )     CASE NO. 97-32984
                                       )
STREAMLOGIC CORPORATION,               )     UNDER CHAPTER 11
A DELAWARE CORPORATION,                )
FORMERLY KNOWN AS                      )
MICROPOLIS CORPORATION,                )
                                       )
                        DEBTOR.        )
TAX ID. NO. 95-3093858                 )

                            MONTHLY OPERATING REPORT
                         FOR THE MONTH OF FEBRUARY 1998
                         ------------------------------

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA


IN RE:  STREAM LOGIC CORPORATION            CASE NO. 97-32984 DM

                                            CHAPTER 11
                                            MONTHLY OPERATING REPORT
                                            (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED  February 28, 1998

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF         END OF           AS OF
                                                                              CURRENT         PRIOR           PETITION
2.      ASSET/LIABILITY SUMMARY                                                MONTH          MONTH           FILING
          Current Assets (Market Value)                                      $3,425,331      $2,709,281     $18,388,407 *
                                                                            -----------     -----------     -----------
          Total Assets (Market Value)                                        $6,527,831      $7,562,391     $22,312,581 *
                                                                            -----------     -----------     -----------
          Current Liabilities                                                  $531,342        $527,631              $0
                                                                            -----------     -----------     -----------
          Total Liabilities                                                 $30,868,342     $30,864,631     $28,859,237
                                                                            -----------     -----------     -----------

                                                                                                             PETITION
                                                                              CURRENT         PRIOR           DATE TO
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   MONTH          MONTH          MONTH END
          a.  Total Receipts                                                 $1,672,956        $816,900      $8,342,513
                                                                            -----------     -----------     -----------
          b.  Total Disbursements                                              $647,983        $721,615      $6,547,071
                                                                            -----------     -----------     -----------
          c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)     $1,024,973         $95,285      $1,795,442
                                                                            -----------     -----------     -----------
          d.  Cash Balance Beginning of Month                                $1,164,667      $1,069,082
                                                                            -----------     -----------     -----------
          e.  Cash Balance End of Month (c + d)                              $2,189,640      $1,164,667
                                                                             ==========      ---------

4.      POST-PETITION LIABILITIES & RECEIVABLES                             RECEIVABLES                      LIABILITIES
          Balance at End of Previous Month                                    $539,132                         $527,631
                                                                            -----------     -----------     -----------
          Balance at End of Current Month                                     $310,703                         $531,342
                                                                            -----------     -----------     -----------


5.      PAST DUE POST-PETITION LIABILITIES
          Balance at End of Previous Month (over 30 days)                           $0
                                                                            -----------

          Balance at End of Current Month (over 30 days)                            $0
                                                                            -----------

                                                                                               YES               NO
6.      Are all federal, state, and local taxes current? (if no,
        attach schedule of unpaid items)                                                                       Unknown**
                                                                                              ---------        ---------
7.      Have any payments been made to pre-petition creditors, other than payments in the normal course to secured
        creditors or lessors? (if yes, attach listing including
        date of payment, amount of payment and name of payee)                                  x ***
                                                                                             ----------         --------
8.      Have any payments been made to officers, insiders,
        shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)
        [Excludes salaries to officers]                                                                           x
                                                                                            -----------         --------
9.      Have any payments been made to professionals? (if yes,
        attach listing including date of payment, amount of payment
        and name of payee)                                                                     x
                                                                                            -----------         --------
10.     If you answered yes to line 7,8, or 9, were all such
        payments approved by the court?                                                        x
                                                                                            -----------         --------
11.     Is the estate insured for replacement cost of assets
        and for general liability?                                                             x
                                                                                            -----------         --------
12.     Are U.S. Trustee quarterly fees current?                                               x
                                                                                            -----------         --------

        I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

                                 /s/  GEORGE OLIVA
                                 -----------------------------------------------
        Date: March 11, 1998     George Oliva - VP of Finance and Administration


* Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.

** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.

*** Approximately $20K in misc prepetition checks cleared post petition.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED February 28, 1998

                                 ($___________)

      ASSETS


                                                                      FROM SCHEDULES         MARKET VALUE
                                                                      --------------         ------------
           CURRENT ASSETS
 1    Cash and cash equivalents - unrestricted                                               $2,189,640
                                                                                             ----------
 2    Cash and cash equivalents - restricted                                                   $287,651
                                                                                             ----------
 3    Accounts receivable (net)                                           A                    $310,703
                                                                                             ----------
 4    Inventory (net)                                                     B                    $444,237
                                                                                             ----------
 5    Prepaid expenses                                                                         $108,100
                                                                                             ----------
 6    Other: Receivable (estimated net) from estate auction                                     $85,000
                                                                                             ----------
 7                                                                                                   $0
                                                                                             ----------

 8  TOTAL CURRENT ASSETS                                                                     $3,425,331
                                                                                             ----------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9    Real property                                                       C                  $3,000,000
                                                                                             ----------
10    Machinery and equipment                                             D                     $25,000
                                                                                             ----------
11    Furniture and fixtures                                              D                     $25,000
                                                                                             ----------
12    Office equipment                                                    D                     $50,000
                                                                                             ----------
13    Leasehold improvements                                              D                          $0
                                                                                             ----------
14    Vehicles                                                            D                      $2,500
                                                                                             ----------
15    Other:                                                              D
                                                                                             ----------
16                                                                        D
                                                                                             ----------
17                                                                        D
                                                                                             ----------
18                                                                        D
                                                                                             ----------
19                                                                        D
                                                                                             ----------

20  TOTAL PROPERTY AND EQUIPMENT                                                             $3,102,500
                                                                                             ----------

    OTHER ASSETS
21                                                                                                   $0
                                                                                             ----------
22
                                                                                             ----------
23
                                                                                             ----------
24
                                                                                             ----------

25  TOTAL OTHER ASSETS                                                                               $0
                                                                                             ----------

26  TOTAL ASSETS                                                                             $6,527,831
                                                                                             ==========



      NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Inventory valued at historical cost less a $270K reserve for excess quantity and/or obsolescence

        Market Value of equipment based on management estimate

        Accounts receivable are net of a substantial write-off due to managements experience with the collections.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                               ($_______________ )



      LIABILITIES                                                  FROM SCHEDULES
                                                                   --------------
           POST-PETITION

           CURRENT LIABILITIES
27              Salaries and wages
                                                                                          ------------
28              Payroll taxes
                                                                                          ------------
29              Real and personal property taxes                                               unknown
                                                                                          ------------
30              Income taxes                                                                   unknown
                                                                                          ------------
31              Notes payable (short term)
                                                                                          ------------
32              Accounts payable (trade)                                    A                  $50,000
                                                                                          ------------
33              Real property lease arrearage
                                                                                          ------------
34              Personal property lease arrearage                                              $95,000
                                                                                          ------------
35              Accrued professional fees (estimated amount)                                  $335,000
                                                                                          ------------
36              Current portion of long-term debt (due within 12 months)                            $0
                                                                                          ------------
37              Other: Warranty Post Petition                                                  $51,342
                                                                                          ------------
38
                                                                                          ------------
39
                                                                                          ------------
40              TOTAL CURRENT LIABILITIES                                                     $531,342
                                                                                          ------------

41         LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                          ------------

42              TOTAL POST-PETITION LIABILITIES                                               $531,342
                                                                                          ------------

           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43             Secured claims (excludes equipment lessors claims)          E                  $252,000
                                                                                          ------------
44             Priority unsecured claims (includes priority tax claims)    E                   $85,000
                                                                                          ------------
45             General unsecured claims                                    E               $30,000,000
                                                                                          ------------

46             TOTAL PRE-PETITION LIABILITIES                                              $30,337,000
                                                                                          ------------

47             TOTAL LIABILITIES                                                           $30,868,342
                                                                                          ------------

      EQUITY (DEFICIT)

48
                                                                                          ------------
49
                                                                                          ------------
50
                                                                                          ------------
51
                                                                                          ------------
52               Market value adjustment                                                  ($24,340,511)
                                                                                          ------------
53                    TOTAL EQUITY (DEFICIT)                                              ($24,340,511)
                                                                                          ------------

54                    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                $6,527,831
                                                                                          ============

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                              ($________________ )

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                      ACCOUNTS    ACCOUNTS PAYABLE        PAST DUE
Receivables and Payables Ageings                      RECEIVABLE   [POST PETITION]    POST PETITION DEBT
                                                      ----------  -----------------   ------------------
     0 -30 Days                                       $211,285       $50,000
                                                      --------    --------------
                                                                          --
     31-60 Days                                        $83,555            $0
                                                      --------       --------
     61-90 Days                                       $104,984                               $0
                                                      --------       --------            ------
     91+ Days                                          $60,245
                                                      ---------      --------
     Total accounts receivable/payable                $460,069       $50,000
                                                      --------       ========
     Allowance for doubtful accounts                  $149,366
                                                      --------
     Accounts receivable (net)                        $310,703
                                                      ========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)


                                  INVENTORY(IES)
                                    BALANCE AT
                                   END OF MONTH
 Retail/Restaurants -

      Product for resale
                                 ---------------
 Distribution -

      Product for resale
                                 ---------------
 Manufacturer -

      Raw materials                    $440,000
                                 --------------
      Work-in-progress                 $141,000
                                 --------------
      Finished goods                   $134,000
                                 ---------------

 Other -                               ($270,763)
                                 ---------------
      Explain  Provision for Excess
               and/or obsolete

            TOTAL                       $444,237
                                 ===============

 METHOD OF INVENTORY CONTROL

 Do you have a functioning perpetual inventory system?
               Yes  [ ]       No [X]

 How often do you take a complete physical inventory?

      Weekly
                      -----
      Monthly
                      -----
      Quarterly
                      -----
      Semi-annually     X
                      -----
      Annually
                      ----

 Date of last physical inventory was 31-Dec-97

 Date of next physical inventory is   unknown


COST OF GOODS SOLD

Inventory Beginning of Month                $786,312
                                            --------
Add -
           Net purchases                    $110,000
                                            --------
           Direct labor                       $3,000
                                            --------
           Manufacturing overhead            $10,000
                                            --------
           Freight in                             $0
                                            --------
           Other:
                                            --------
Less -
           Inventory End of Month           $715,000
                                            --------
           Shrinkage / writedowns
                                            --------
           Personal Use
                                            --------

Cost of Goods Sold                           $194,312
                                             ========

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory valuation used.

Valuation methods -
    FIFO cost                                   x
                                             -------
    LIFO cost
                                             -------
    Lower of cost or market
                                             -------
    Retail method
                                             -------
Other -
    Explain
                                             -------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                            COST            MARKET VALUE
-----------                                                            ----            ------------
      Land, Building and Improvements                               $7,560,000          $3,000,000
                                                                    ----------          ----------



      TOTAL                                                         $7,560,000          $3,000,000
                                                                    ==========          ==========


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                            COST            MARKET VALUE
-----------                                                            ----            ------------
MACHINERY & EQUIPMENT -
      Manufacturing Equipment                                          $25,000            $25,000
                                                                    ----------          ----------
      Tooling                                                               $0                  $0
                                                                    ----------          ----------
      Leased Equipment                                                      $0                  $0
                                                                    ----------          ----------
      TOTAL                                                            $25,000             $25,000
                                                                    ==========          ==========

FURNITURE & FIXTURES -
      Miscelleneous items                                              $25,000             $25,000
                                                                    ----------          ----------


      TOTAL                                                            $25,000             $25,000
                                                                    ==========          ==========

OFFICE EQUIPMENT -
      Equipment                                                                                 $0
                                                                    ----------          ----------
      Software                                                                                  $0
                                                                    ----------          ----------
      Computer Hardware                                                $50,000             $50,000
                                                                    ----------          ----------
      TOTAL                                                            $50,000             $50,000
                                                                    ==========          ==========

LEASEHOLD IMPROVEMENTS -
                                                                            $0                 $0
                                                                    ----------          ----------


      TOTAL                                                                 $0                 $0
                                                                    ==========          ==========

VEHICLES -
      1988 Chevrolet Van                                               $15,000              $2,500
                                                                    ----------          ----------



      TOTAL                                                            $15,000              $2,500
                                                                    ==========          ==========


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                     CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                          AMOUNT         AMOUNT (B)
  Secured claims  (a)                                               $670,000         $252,000
                                                                 -----------      -----------
  Priority claims other than taxes                                  $150,000          $35,000
                                                                 -----------      -----------
  Priority tax claims                                             $1,050,000         $200,000
                                                                 -----------      -----------
  General unsecured claims                                       $40,000,000      $30,000,000
                                                                 -----------      -----------

        (a)     List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                   Not applicable to general business cases.

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                           FOR THE MONTH ENDED 2/28/98

                               $________________

                     CURRENT MONTH
--------------------------------------------------
    ACTUAL             FORECAST          VARIANCE
    ------             --------          --------
    $258,000           $250,000            $8,000
-------------     --------------     -------------
          $0                 $0                $0
-------------     --------------     -------------
    $258,000           $250,000            $8,000
-------------     --------------     -------------
    $194,312           $185,000            $9,312
-------------     --------------     -------------
     $63,688            $65,000           ($1,312)
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
     $63,688            $65,000           ($1,312)
-------------     --------------     -------------
     $32,308            $32,308                $0
-------------     --------------     -------------
    $149,197           $188,692           $39,495
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
      $5,000             $5,000                $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
     $17,495            $21,000            $3,505
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
      $6,000            $10,000            $4,000
-------------     --------------     -------------
    $152,000           $135,000          ($17,000)
-------------     --------------     -------------
          $0                 $0                $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
    $362,000           $392,000           $30,000
-------------     --------------     -------------
   ($298,312)         ($327,000)          $28,688
-------------     --------------     -------------
          $0                 $0                $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
      $5,339             $3,000           ($2,339)
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
     ($5,339)           ($3,000)           $2,339
-------------     --------------     -------------
   ($292,973)         ($324,000)          $31,027
-------------     --------------     -------------
                                               $0
-------------     --------------     -------------
   ($292,973)         ($324,000)          $31,027
=============     ==============     =============



                                                                CUMULATIVE       NEXT MONTH
  REVENUES                                                    (CASE TO DATE)      FORECAST
  --------                                                    -------------      ----------
1        Gross Sales                                            $5,134,150         $515,000
                                                              ------------       ----------
2        less: Sales Returns & Allowances                        ($160,000)              $0
                                                              ------------       ----------
3        Net Sales                                              $4,974,150         $515,000
                                                              ------------       ----------
4        less: Cost of Goods Sold  (Schedule 'B')               $3,713,317         $360,500
                                                              ------------       ----------
5        Gross Profit                                           $1,260,833         $154,500
                                                              ------------       ----------
6        Interest
                                                              ------------       ----------
7        Other Income:
                                                              ------------       ----------
8
                                                              ------------       ----------
9
                                                              ------------       ----------
10              TOTAL REVENUES                                  $1,260,833         $154,500
                                                              ------------       ----------


  EXPENSES
11       Compensation to Owner(s)/Officer(s)                      $329,304          $32,308
                                                              ------------       ----------
12       Salaries/Commissions                                   $1,417,865         $123,692
                                                              ------------       ----------
13       Management Fees
                                                              ------------       ----------
14       Depreciation                                             $120,000           $2,500
                                                              ------------       ----------
15       Taxes:
                                                              ------------       ----------
16              Employer Payroll Taxes                            $121,861          $12,664
                                                              ------------       ----------
17              Real Property Taxes
                                                              ------------       ----------
18              Other Taxes
                                                              ------------       ----------
19       Other Selling                                             $40,000          $28,000
                                                              ------------       ----------
20       Other Administrative                                   $1,109,353         $150,000
                                                              ------------       ----------
21       Interest                                                       $0               $0
                                                              ------------       ----------
22       Other Expenses:

23                     Misc
                                                              ------------       ----------
24
                                                              ------------       ----------
25
                                                              ------------       ----------
26
                                                              ------------       ----------
27
                                                              ------------       ----------
28
                                                              ------------       ----------
29
                                                              ------------       ----------
30
                                                              ------------       ----------

31              TOTAL EXPENSES                                  $3,138,383         $349,164
                                                              ------------       ----------

32 SUBTOTAL                                                    ($1,877,550)       ($194,664)
                                                              ------------       ----------

  REORGANIZATION ITEMS
33       Professional Fees                                              $0               $0
                                                              ------------       ----------
34       Provisions for Rejected Executory Contracts
                                                              ------------       ----------
         Interest Earned on Accumulated Cash
35              Resulting from Chp 11 Case                         $17,302           $5,000
                                                              ------------       ----------
36       Gain or (Loss) from Sale of Equipment
                                                              ------------       ----------
37
                                                              ------------       ----------
38
                                                              ------------       ----------

39              TOTAL REORGANIZATION ITEMS                        ($17,302)         ($5,000)
                                                              ------------       ----------

40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              ($1,860,248)       ($189,664)
                                                              ------------       ----------
41       Federal & State Income Taxes
                                                              ------------       ----------

42   NET PROFIT (LOSS)                                         ($1,860,248)       ($189,664)
                                                              ============       ==========


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 12  Salaries            Salaries expense is lower than forecast due to a
                             reduction in headcount during the month that wasn't forecasted.

Line 16 Employer P/R taxes   Forecast did not anticipate the reduction in
                             headcount.

Line 19 Other Selling Exp    Spending was lower than forecast due to selling
                             costs delayed until next month.

Line 20  Other Admin         Spending higher than forecast mainly to higher
                             than anticipated travel costs.

Line 40  Interest Earned     Interest Earned was higher than forecast due to
                             the receipt of $1.2 M from the sale of concentric stock

Line 33  Professional Fees   Professional fees not reflected in Statement of
                             Operations.

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED February 28, 1998






CASH BALANCE BEGINNING OF MONTH                              $1,164,667
                                                             ----------

CASH RECEIPTS(1)                                             $1,672,956
                                                             ----------

CASH DISBURSEMENTS(1)                                          $647,983
                                                             ----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS            $1,024,973
                                                             ----------

CASH BALANCE END OF MONTH                                     $2,189,640
                                                              ==========


RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1            ACCOUNT 2              ACCOUNT 3             ACCOUNT 4
                                             ---------            ---------              ---------             ---------
BANK                                        Wells Fargo           Bank of America        Bank of America        Bank of America
ACCOUNT TYPE                                Checking              Investment #1          Investment #2          Checking

ACCOUNT NO.                                 4091-390302           15810-21069            15810-21073            15814-14194
ACCOUNT PURPOSE                             Main operating        Estate Proceeds(2)     Estate Proceeds(2)     operating account

BALANCE, END OF MONTH                              $94,000              $1,723,759               $137,381             $234,500

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS            $2,189,640



(1)     Excluding bank transfers between your accounts.

(2) INCLUDES PROCEEDS FROM SALE OF ASSETS. INVESTMENT ACCT #1 INCLUDES FARRINGTON LTD AND CONCENTRIC STOCK PROCEEDS LESS APPROVED PAYMENTS OF LEGAL FEES. INVESTMENT ACCT #2 INCLUDE PROCEEDS FROM PTG INVENTORY SALE.